UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 11, 2011

Jones Lang LaSalle Income Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51948	20-1432284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

200 East Randolph Drive, Chicago, IL	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 782-5800

Excelsior LaSalle Property Fund, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into Material Definitive Agreement.

Assignment and Amendment Agreement

On November 14, 2011, Jones Lang LaSalle Income Property Trust, Inc. (the “Company”) entered into an Assignment and Amendment Agreement (the “Assignment Agreement”) with Bank of America Capital Advisors LLC (“Bank of America Capital Advisors”) and LaSalle Investment Management, Inc. (“LaSalle”) whereby Bank of America Capital Advisors assigned to LaSalle all of its rights, duties and obligations as Manager of the Company under (1) the Amended and Restated Management Agreement by and between the Company and Bank of America Capital Advisors (as amended, the “Management Agreement”) and (2) the Investment Advisory Agreement by and among the Company, Bank of America Capital Advisors and LaSalle (as amended, the “Investment Advisory Agreement”). As a result, LaSalle has become the Manager of the Company and Bank of America Capital Advisors no longer has any responsibilities for the management of the Company pursuant to the Management Agreement or the Investment Advisory Agreement. LaSalle will continue to serve as the Advisor to the Company under the Management Agreement and Investment Advisory Agreement, a capacity in which it has served since the Company’s inception. Bank of America Capital Advisors has also agreed to cooperate with the Company and LaSalle after the effective date of the Assignment Agreement in order to facilitate an orderly transition of its responsibilities under the Management Agreement and Investment Advisory Agreement and to avoid a disruption of services to the Company as a result of the discontinuation of its role as Manager of the Company. The Assignment Agreement also amends the Investment Advisory Agreement to reflect the discontinuation of Bank of America Capital Advisors as Manager of the Company, which includes changing certain references in the Investment Advisory Agreement from “Manager” to “Fund” or “Board” where appropriate.

LaSalle is the investment management arm of Jones Lang LaSalle Incorporated (“Jones Lang LaSalle”), a global real estate services firm specializing in commercial property management, leasing and investment management with a portfolio of approximately 1.8 billion square feet worldwide. LaSalle is a registered investment advisor with the Securities and Exchange Commission (“SEC”) that was established and began managing real estate assets for institutional clients in 1980 and has become one of the world’s largest managers of institutional capital invested in real estate and real estate-related assets.

The information set forth above is qualified in its entirety by reference to the Assignment Agreement, attached hereto as Exhibit 10.1 and incorporated herein by reference.

License Agreement

On November 14, 2011, the Company entered into a License Agreement (the “License Agreement”) with Jones Lang LaSalle IP, Inc., a Delaware corporation and affiliate of Jones Lang LaSalle, which provides for the grant by Jones Lang LaSalle IP, Inc. to the Company of the right to use the trademarks and trade names “JLL,” “Jones Lang LaSalle,” “LaSalle” and “LaSalle Investment Management” (the “Marks”).

The information set forth above is qualified in its entirety by reference to the License Agreement, attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;

Compensatory Arrangements of Certain Officers.

Resignation of James D. Bowden; Removal of Steven L. Suss

On November 11, 2011, James D. Bowden notified our board of directors (the “Board”) of his resignation from his position as President and Chief Executive Officer and as a member of the Board, effective as of November 14, 2011. Mr. Bowden’s resignation was not the result of any disagreements with the Company on any matters relating to the Company’s operations, policies or practices, but instead was related to Bank of America Capital Advisors’ discontinuation of its role as Manager of the Company.

On November 11, 2011, the Board approved the removal of Steven L. Suss as Chief Financial Officer of the Company, effective as of November 14, 2011. Mr. Suss’ removal was not the result of any disagreements with the Company on any matters relating to the Company’s operations, policies or practices, but instead was related to Bank of America Capital Advisors’ discontinuation of its role as Manager of the Company.

Appointment of New Director and Chairman of the Board; Appointment of Chief Executive Officer and Chief Financial Officer

On November 11, 2011, the remaining members of the Board appointed Lynn C. Thurber to serve as a member of the Board to fill the vacancy created by the resignation of Mr. Bowden, effective as of November 15, 2011. Ms. Thurber will serve until our next annual meeting of stockholders and until her successor is elected and duly qualified. The Board also appointed Ms. Thurber to serve as the Chairman of the Board. Thomas F. McDevitt, the former Chairman of the Board, will continue to serve as a director.

Ms. Thurber, age 64, has served as the non-Executive Chairman of LaSalle since December 2006. Ms. Thurber served as the Chief Executive Officer of LaSalle from 2000 to December 2006 and Co-President from 1994 to 2000. She also served as Chief Executive Officer of Alex Brown Kleinwort Benson Realty Advisors, or ABKB, until the company merged with LaSalle Partners in 1994. Prior to joining ABKB in 1992, Ms. Thurber was a Principal at Morgan Stanley & Co. Ms. Thurber is also member of the board of directors of Duke Realty Corporation, a publicly traded REIT listed on the New York Stock Exchange, a member of the board of directors of Investa Property Group, an Australian-based real estate owner, developer and fund manager, and a member of the Real Estate Information Standards Board in the United States. She is also a trustee and member of the Board of the Urban Land Institute, a member of the Board of Greenprint Foundation and formerly chaired the Pension Real Estate Association. Ms. Thurber also previously served as a director of Jones Lang LaSalle and is a former member of the board of directors and Executive Committee of the Association of Foreign Investors in Real Estate and the board of directors of the Toigo Foundation. Ms. Thurber holds an M.B.A. from Harvard Business School and an A.B. from Wellesley College. Ms. Thurber brings international business, asset management, investment management, finance, accounting, real estate industry, financial services industry, and executive management expertise to the Board.

In addition, on November 11, 2011, our Board elected and appointed C. Allan Swaringen as the Company’s Chief Executive Officer and President and Gregory A. Falk as the Company’s Chief Financial Officer and Treasurer, each effective as of November 14, 2011.

Mr. Swaringen, age 51, has served as a Managing Director of LaSalle since 1998. As Chief Executive Officer of the Company, Mr. Swaringen will lead the investment team and will be responsible for all of the Company’s investing, asset management and finance functions, along with overseeing the Company’s strategic direction. Mr. Swaringen has also served as the Fund Manager for the Company since its inception in 2004. Mr. Swaringen also serves as President and Portfolio Manager for LaSalle’s global fund of funds program which currently has invested in more than 30 separate funds and programs around the world. Since joining LaSalle, his responsibilities have included marketing, client services, and structuring, negotiating and closing numerous real estate investment funds. Prior to joining LaSalle, Mr. Swaringen was a partner with Crown Golf Properties, L.P., an investment subsidiary of Henry Crown and Company. Prior to Crown Golf, he was a Vice President with Cohen Financial, a loan officer with Enterprise Savings Bank, and began his career in real estate more than 25 years ago with Trammell Crow Company. Mr. Swaringen holds an M.B.A. from the University of Chicago Graduate School of Business and a B.S. from the University of Illinois.

Mr. Falk, age 42, has served as Senior Vice President of LaSalle since 2004. Prior to joining LaSalle, Mr. Falk was an Audit Manager with Deloitte & Touche LLP for six years and a Senior Staff Accountant with First of America Bank for five years. Mr. Falk has worked on numerous real estate engagements, both public and private, since 1999. Mr. Falk holds a B.S. in Finance and a B.S. in Economics from Northern Illinois University and a M.S. in Accountancy Science from Northern Illinois University. He is also a Certified Public Accountant.

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 11, 2011, the Board approved an amendment to the Company’s Amended and Restated Bylaws (the “Amendment to the Bylaws”) to remove (1) the requirement that the Board be comprised of any specific number of directors and (2) the requirement that the Company have a Vice President. A copy of the Amendment to the Bylaws is attached hereto as Exhibit 3.2 and incorporated herein by reference.

On November 14, 2011, the Company filed an amendment to its Articles of Amendment and Restatement with the State Department of Assessments and Taxation of Maryland (the “Second Amendment”) to change its corporate legal name from Excelsior LaSalle Property Fund, Inc. to “Jones Lang LaSalle Income Property Trust, Inc.” A copy of the Second Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.05 – Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On November 11, 2011, the Board adopted an Amended and Restated Code of Ethics of the Company (as amended and restated, the “Code”) that applies to all of the Company’s directors, officers and employees, as well as to directors, officers and employees of each subsidiary of the Company. The Code was adopted, among other things, to (1) expand the scope of Covered Persons (as defined in the Code) to include all members of the Board, (2) require that all transactions involving a conflict of interest be approved by a majority of the Board (including a majority of independent directors) not otherwise interested in the transaction as fair and reasonable to the Company and on terms not less favorable to the Company than those available from unaffiliated third parties, (3) remove references and provisions relating to the Company’s former Manager and the adherence to the Manager’s corporate policies and procedures, and (4) enhance its overall readability, understanding and succinctness.

The foregoing description of the Code does not purport to be complete and is qualified in its entirety by reference to the full text of the Code, a copy of which is attached hereto as Exhibit 14.1 and is incorporated herein by reference.

Item 8.01 – Other Events.

Registration Statement on Form S-11

On November 14, 2011, the Company filed a registration statement Form S-11with the SEC in connection with its proposed initial public offering of up to $3,000,000,000 of Class A and Class M shares.

Preliminary Proxy Statement

On November 14, 2011, the Company filed a preliminary proxy statement with the SEC in connection with its special meeting of stockholders to approve certain amendments to its Articles of Amendment and Restatement, as amended and to change its currently outstanding, unclassified common stock into a new class of shares. A copy of the letter to the stockholders announcing the filing of the preliminary proxy statement and the organizational changes described in Items 1.01 and 5.02 above is attached hereto as Exhibit 99.1.

Investors are urged to read the definitive proxy statement and any other relevant documents filed with the SEC when they become available, as they will contain important information about the special meeting. Investors will be able to obtain the documents (when available), free of charge at the SEC’s website, www.sec.gov.

Dissolution of Nominating/Governance Committee

On November 11, 2011, the Board approved the dissolution of the Nominating/Governance Committee and determined that the responsibilities previously carried out by the Nominating/Governance Committee are to be carried out by the full Board.

Amendment and Restatement of Audit Committee Charter

On November 11, 2011, the Board approved an amendment and restatement of the Company’s Audit Committee Charter (the “Amended and Restated Audit Committee Charter”) in order to, among other things, (1) reflect the assignment by Bank of America Capital Advisors of its duties as Manager of the Company to LaSalle, and (2) conform certain of its policies and procedures to current corporate governance best practices.

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
3.1	Second Articles of Amendment of Excelsior LaSalle Property Fund, Inc.

3.2	First Amendment to the Amended and Restated Bylaws of Jones Lang LaSalle Income Property Trust, Inc.

10.1	Assignment and Amendment Agreement by and among Jones Lang LaSalle Income Property Trust, Inc., Bank of America Capital Advisors LLC and LaSalle Investment Management, Inc. dated as of November 14, 2011 (incorporated by reference to Exhibit 10.15 to the Company’s Registration Statement on Form S-11 filed with the SEC on November 14, 2011).

10.2	License Agreement by and between Jones Lang LaSalle Income Property Trust, Inc. and Jones Lang LaSalle IP, Inc. dated as of November 14, 2011 (incorporated by reference to Exhibit 10.16 to the Company’s Registration Statement on Form S-11 filed with the SEC on November 14, 2011).

14.1	Jones Lang LaSalle Income Property Trust, Inc. Amended and Restated Code of Ethnics.

99.1	Letter to Stockholders dated as of November 14, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES LANG LASALLE INCOME PROPERTY TRUST, INC.

By:	/s/ C. ALLAN SWARINGEN
Name: C. Allan Swaringen
Title: Chief Executive Officer and President

Date: November 14, 2011

EXHIBIT INDEX

Exhibit Number	Description
3.1	Second Articles of Amendment of Excelsior LaSalle Property Fund, Inc.

3.2	First Amendment to the Amended and Restated Bylaws of Jones Lang LaSalle Income Property Trust, Inc.

10.1	Assignment and Amendment Agreement by and among Jones Lang LaSalle Income Property Trust, Inc., Bank of America Capital Advisors LLC and LaSalle Investment Management, Inc. dated as of November 14, 2011 (incorporated by reference to Exhibit 10.15 to the Company’s Registration Statement on Form S-11 filed with the SEC on November 14, 2011).

10.2	License Agreement by and between Jones Lang LaSalle Income Property Trust, Inc. and Jones Lang LaSalle IP, Inc. dated as of November 14, 2011 (incorporated by reference to Exhibit 10.16 to the Company’s Registration Statement on Form S-11 filed with the SEC on November 14, 2011).

14.1	Jones Lang LaSalle Income Property Trust, Inc. Amended and Restated Code of Ethnics.

99.1	Letter to Stockholders dated as of November 14, 2011.